SUMMARY PROSPECTUS — MAY 1, 2026

Guardian Total Return Bond VIP Fund

This Summary Prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. and is not intended for use by other investors. Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus, reports to shareholders, and other information about the Fund, including the Fund's Statement of Additional Information (SAI), online at https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/. You can also obtain this information at no cost by calling 1-888-GUARDIAN (1-888-482-7342) (variable life insurance policy owners); or by calling 1-800-830-4147 (variable annuity contract owners); variable life insurance policy owners may also send an email request to MyCareRequest@guardianlife.com. You may also contact your financial intermediary. This Summary Prospectus incorporates by reference the Fund's Prospectus and SAI, each dated May 1, 2026, as may be amended or supplemented from time to time.

Investment Objective

The Fund seeks total return with an emphasis on high current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.82%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2027 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.82% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The

Guardian Total Return Bond VIP Fund Summary Prospectus 1

Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guardian Total Return Bond VIP Fund	$84	$268	$468	$1,046

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. Massachusetts Financial Services Company ("MFS®") (the "Subadviser") invests the Fund's assets primarily in a broad range of fixed income investments; corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities ("CMBS") and collateralized loan obligations ("CLOs"); loans; securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; and securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund's CLO investments may include CLO tranches of any rating. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. The Subadviser allocates the Fund's assets across theses categories with a view towards broad diversification across and within these categories.

The Fund may invest in securities of any quality, and may invest up to 35% of its net assets, at the time of purchase, in below investment grade quality debt instruments (commonly referred to as "high-yield" or "junk bonds").

The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market.

The Subadviser normally invests the Fund's assets across different industries, sectors, countries, and geographic regions, but the Subadviser may invest a significant percentage of the Fund's assets in issuers in a single industry, sector, country, or region. The Subadviser may invest a significant percentage of the Fund's assets in a single issuer or a small number of issuers.

The Subadviser may use derivatives for any investment purpose. The Fund may use derivative instruments including, but not limited to, futures contracts, options, swaps, and forward contracts. To the extent the Subadviser uses derivatives, the Subadviser expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

The Subadviser uses an active bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers' financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality and terms, any underlying assets and their credit quality, and the issuers management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the Fund, the Subadviser also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public

2 Summary Prospectus Guardian Total Return Bond VIP Fund

health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events, or the threat or potential of one or more such events and developments, may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions (such as recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, such as sanctions) or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the

Guardian Total Return Bond VIP Fund Summary Prospectus 3

real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund's portfolio turnover rate.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting,

4 Summary Prospectus Guardian Total Return Bond VIP Fund

accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the

Guardian Total Return Bond VIP Fund Summary Prospectus 5

economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 6.43% (4th Q 2023)
Lowest Quarterly Return: -6.00% (2nd Q 2022)

6 Summary Prospectus Guardian Total Return Bond VIP Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	6.87%	-0.82%	0.43%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		7.31%	-0.36%	0.96%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Massachusetts Financial Services Company ("MFS®") serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Joshua Marston	Investment Officer, Lead Portfolio Manager	March 3, 2025
Neeraj Arora	Investment Officer, Emerging Markets Debt Instruments Portfolio Manager	March 3, 2025
Philipp Burgener	Investment Officer, Structured Securities Portfolio Manager	March 3, 2025
David Cole	Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager	March 3, 2025
Alexander Mackey	Co-Chief Investment Officer – Global Inception Fixed Income, Investment Grade Debt Instruments Portfolio Manager	March 3, 2025
Michael Skatrud	Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager	March 3, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Total Return Bond VIP Fund Summary Prospectus 7

THIS PAGE IS INTENTIONALLY LEFT BLANK